Exhibit 10.15

DATED	18 March 2011

CHARGE OVER SECURITIES

FEMCARE (HOLDINGS) LIMITED (the Chargor) JPMORGAN CHASE BANK, N.A. as Lender	(1) (2)

Ref: KH06/RL01 Burges Salmon LLP www.burges-salmon.com Tel: +44 (0)117 902 7253 Fax: +44 (0)117 902 4400

CONTENTS

Clause	Heading	Page
1	DEFINITIONS AND INTERPRETATION	1
2	COVENANT TO PAY	4
3	CHARGE	4
4	REPRESENTATIONS AND WARRANTIES	4
5	UNDERTAKINGS	5
6	FURTHER ASSURANCE	7
7	DEPOSIT OF DOCUMENTS	7
8	RIGHTS	7
9	CERTAIN POWERS OF THE LENDER	8
10	APPOINTMENT AND POWERS OF RECEIVER	9
11	APPLICATION OF PROCEEDS AND PROTECTION OF PURCHASERS	12
12	INDEMNITIES; COSTS AND EXPENSES	13
13	POWER OF ATTORNEY	14
14	CONTINUING SECURITY AND OTHER MATTERS	15
15	RELEASE	16
16	LIABILITY OF THE CHARGOR	17
17	SET OFF	18
18	MISCELLANEOUS	19
19	NOTICES	21
20	TRANSFERS BY THE LENDER OR THE CHARGOR	22
21	COUNTERPARTS	23
22	THIRD PARTIES	23
23	LAW	23
Schedule 1		24
Part A - Form of written resolution to amend articles of association		24
Part B - Filing print of written resolutions to file at Companies House		27

THIS DEED is dated	March 18 2011 and made

BETWEEN:

(1)
FEMCARE (HOLDINGS) LIMITED a company incorporated in England and Wales (Registered No. 03788956) whose registered office is at Stuart Court, Spursholt Place, Salisbury Road, Romsey, Hampshire SO51 6DJ (the "Chargor"); and

(2)	JPMORGAN CHASE BANK, N.A. (the "Lender").

IT IS AGREED as follows:

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Deed, unless the context otherwise requires:

"Business Day" means a day (other than Saturday or Sunday) on which banks are open to conduct general business in London;

"Borrower" has the meaning given to that expression in the Facility Agreement;

"Charged Shares" means each and all of the shares which form part of the Securities;

"Collateral Instruments" means negotiable and non-negotiable instruments, guarantees, indemnities and other assurances against financial loss and any other documents or instruments which contain or evidence an obligation (with or without security) to pay, discharge or be responsible directly or indirectly for, any liabilities of any person and includes any document or instrument creating or evidencing Security;

"Event of Default" has the meaning given to that expression in the Facility Agreement;

"Facility Agreement" means the £8,000,000 facility agreement dated on or about the date of this Deed between (among others) the Borrower and the Lender;

"Finance Document" has the meaning given to that expression in the Facility Agreement;

"Indemnified Party" has the meaning set out in clause 12.3 (Indemnity from Securities);

“Issuer” means Femcare- Nikomed Limited (company number: 02301779);

"Party" means a party to this Deed;

"Receiver" means any one or more receivers and/or managers or administrative receivers appointed by the Lender pursuant to this Deed in respect of the Chargor or over all or any of the Securities;

"Secured Obligations" means all present and future obligations and liabilities of the Chargor (whether actual or contingent and whether owed jointly or severally or in any other capacity whatever) which are, or are expressed to be, or may become, due, owing or payable to the Lender under or in connection with any of the Finance Documents, together with all costs, charges, losses, liabilities, expenses and other sums and any taxes thereon incurred by the Lender which are, or are expressed to be, or may become due, owing or payable by the Chargor under or in connection with any Finance Document;

"Securities" means all of the Chargor’s present and future interest in:

(a)	all of the securities issued share capital of the Issuer;

(b)	any further securities substituted or added from time to time pursuant to the provisions of this Deed;

(c)	any additional shares in the issued share capital of the Issuer in the future legally or beneficially owned by the Chargor;

(d)	any Securities Rights relating to the Charged Shares;

(e)
any proceeds, money, dividends, interest and other distributions, return of capital, marketable securities, accretions rights, benefits, or other property whatsoever now or in the future declared, payable or otherwise distributable in respect of the Charged Shares or the Securities Rights, whether by reason of a payment of a dividend, the making of a distribution of any kind, a rights issue, allotment, offer, conversion, exchange, substitution, consolidation, sub-division, redemption, pre-emption, sale, option, bonus, capitalisation, warrant, cancellation, re-classification, reconstruction, amalgamation, winding up or otherwise, in each case relating to the Charged Shares;

"Securities Rights" means any present or future right of the Chargor arising from the Charged Shares to acquire (by purchase or otherwise) any property from the Issuer including any additional marketable shares in the Issuer, whether shares (bonus or otherwise) warrants, options, notes, convertible securities or otherwise and however that right arises;

"Security" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, security interest, title retention or other encumbrance of any kind securing, or any right conferring a priority of payment in respect of, any obligation of any person.

1.2	Definitions in Finance Documents

Unless a contrary indication appears, a term defined in any Finance Document or in any notice given under or in connection with any Finance Document  has the same meaning when used in this Deed.

1.3	Successors and assigns

A reference to any Party shall be construed as including its subsequent successors in title, permitted transferees and any permitted assigns, in each case in accordance with their respective interests.

1.4	Headings

Clause headings and the contents page are inserted for convenience of reference only and shall be ignored in the interpretation of this Deed.

1.5	Construction of certain terms

In this Deed, unless the context otherwise requires:

(a)	references to clauses and schedules are to be construed as references to the clauses of and schedules to this Deed unless expressly stated otherwise;

(b)
reference to (or to any specified provision of) this Deed, any Finance Document or any other document shall be construed as references to this Deed, any Finance Document that provision or that document as in force for the time being and as amended, varied, supplemented or restated in accordance with the terms thereof or, as the case may be, with the agreement of the relevant parties;

(c)	words importing the plural shall include the singular and vice versa;

(d)
references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons, trust, partnership and limited liability partnership or any state or any agency thereof;

(e)	an Event of Default is "continuing" if it has not been expressly waived in writing by the Lender; and

(f)	references to statutory provisions shall be construed as references to those provisions as replaced, amended or re-enacted from time to time and all regulations made thereunder from time to time.

1.6	Effect as a deed

This Deed is intended to take effect as a deed notwithstanding that the Lender may have executed it under hand only.

2	COVENANT TO PAY

The Chargor will pay or otherwise discharge all Secured Obligations from time to time, at the times at which, in the manner in which, and in the currencies in which they are expressed to be due and payable or due for discharge.

3	CHARGE

The Chargor with full title guarantee as a fixed charge hereby charges to the Lender, the Securities and their proceeds of sale as continuing security for the payment and discharge of the Secured Obligations.

4	REPRESENTATIONS AND WARRANTIES

4.1	Representations and warranties

The Chargor represents and warrants to the Lender, on the date hereof and on each date on which any Secured Obligations are outstanding:

(a)	Approvals

(i)
That all necessary approvals and consents (whether governmental or otherwise) in relation to the making, performance and validity of this Deed and the transactions contemplated by this Deed have been obtained and remain in full force and effect;

(ii)	That the security created by this Deed does not contravene or result in any of the provisions of its memorandum and articles of association; and

(iii)
That this Deed does not and will not conflict with or result in any breach or constitute a default under any agreement, instrument or obligation to which the Chargor is a party or by which it is bound.

(b)	Security valid

This Deed and each other Finance Document which purports to create any Security and all Security expressed to be granted or created pursuant to this Deed or any other Finance Document creates the Security it purports to create and is not liable to be set aside or avoided on its liquidation, administration or otherwise and such Security has the priority and ranking they are expressed to have.

(c)	Title to assets

That it is the sole legal and beneficial owner of all the Securities.

(d)	Existing security and Disposal

(i)	That no Security exists on or over the Securities and it has not entered into any agreement to grant any Security over the Securities; and

(ii)
That it has not sold, transferred, lend, assigned, parted with its interest in, disposed of, granted any option in respect of or otherwise dealt with any of its rights, title and interest in and to the Securities, or agreed to do any of the foregoing.

(e)	Securities

That the Securities are duly authorised, validly issued and fully paid up and are free from any restrictions on transfer or rights of pre-emption and no liabilities are outstanding in respect of the Securities.

5	UNDERTAKINGS

5.1	Obligations

The Chargor hereby undertakes with the Lender that during the continuance of this security, the Chargor will:

(a)	Negative covenants

Not, other than as expressly permitted under the Facility Agreement:

(i)	create or permit to subsist any Security over any of the Securities;

(ii)
enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, transfer, assign, lease, licence, grant an option over or otherwise dispose of any interest in any of the Securities;

(iii)	permit any person other than the Chargor or the Lender (or the nominees or agent of the Lender to be registered as the holder of the Securities or any part thereof; or

(iv)	do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the interest of the Lender in, or the value to the Lender of the Securities.

(b)	Articles of Association

(i)	Procure the amendment of the articles of association of each issuer of shares by way of written resolution in the form set out in Part A of Schedule 1; and

(ii)
Not, with the prior written consent of the Lender amend or agree to the amendment of, the memorandum or articles of association of any issuer in relation to the rights or liabilities attaching to any of the Securities.

(c)	Liabilities

(i)	Ensure that there are no monies or liabilities outstanding in respect of any of the Securities; and

(ii)
Punctually pay all calls, subscription monies and other monies payable on or in respect of any of the Securities and indemnify and keep indemnified the Lender and its nominees against any cost, liabilities or expenses which it or they may suffer or incur as are result of any failure by the Chargor to pay the same.

(d)	Information

(i)
Deliver to the Lender a copy of every circular, notice, report, set of accounts or other document received by the Chargor in respect of or in connection with any of the Securities promptly on receipt by the Chargor of such document; and

(ii)	Promptly deliver to the Lender all such information concerning the Securities as the Lender may reasonably request from time to time.

5.2	No limitation

None of the undertakings in this clause 5 shall be construed as limiting any powers exercisable by any Receiver appointed by the Lender under this Deed.

5.3	Power to remedy

If the Chargor at any time defaults in complying with any of its obligations contained in this Deed, the Lender shall, without prejudice to any other rights arising as a consequence of such default, be entitled (but not bound) to make good such default and the Chargor hereby irrevocably authorises the Lender and its employees and agents by way of security to do all such things necessary or desirable in connection therewith.  Any monies so expended by the Lender shall be repayable by the Chargor to the Lender on demand together with interest at the rate notified by the Lender to the Chargor from the date of payment by the Lender until such repayment, both before and after judgment.  No exercise by the Lender of its powers under this clause 5.3 shall make it liable to account as a mortgagee in possession.

6	FURTHER ASSURANCE

6.1	Further assurance

The Chargor shall if and when required by the Lender at its own cost, promptly execute and deliver such further Security and assurances in favour of the Lender and do all such acts and things (including giving any notices and taking such steps) as the Lender shall from time to time require (with any documents being in such form as the Lender shall require) over or in relation to all or any of the Securities to secure the Secured Obligations or to perfect or protect the security intended to be created by this Deed over the Securities or any part thereof or to facilitate the realisation of the same.

7	DEPOSIT OF DOCUMENTS

The Chargor shall, on the date of this Deed (or on the date of issue where any Securities are issued subsequently) deliver to the Lender (or its nominee):

7.1	All share certificates, warrants or other documents of title and other documentary evidence of ownership in relation to the Securities;

7.2	Duly executed undated blank stock transfer forms; and

7.3	Forms of waiver of any pre-emption rights and any other documents, consents and monies necessary to enable such transfers to be registered by the Lender.

8	RIGHTS

8.1	Rights prior to an Event of Default

(a)
Prior to an Event of Default that is continuing, the Chargor may continue to exercise all voting and other rights (including the right to collect dividends, interest, principal or other payments of money) relating to the Securities provided that such rights are not exercised in a way which (and the Chargor shall not permit anything which):

(i)	Jeopardises the security constituted by the Finance Documents;

(ii)	Varies the rights attaching to the Securities; or

(iii)	Relates to a participation in a rights issue or to receiving dividends other than in cash

(iv)	or concerns a merger, consolidation, allotment of shares, transfer of ownership (legal or beneficial), insolvency or matters which would otherwise be prohibited by the Finance Documents.

8.2	Rights after an Event of Default

(a)
Following an Event of Default that is continuing, the Lender may (without notice to or consent from the Chargor and in the Chargor's name or otherwise) exercise any rights (including the right to collect dividends, interest, principal or other payments of money) in respect of the Securities and may do anything necessary to complete any transfer form in favour of itself or otherwise.

(b)
The Lender shall have no duty to ensure that any dividends, interest or other money and assets or rights receivable in respect of the Securities are duly and punctually paid, received, collected or exercised when they become due and payable or exercisable, or to ensure the taking up of any (or any offer of any) stocks, shares, rights, money or other property paid, distributed, accruing or offered at any time by way of redemption, bonus, rights, reference to or otherwise in respect of the Securities.

9	CERTAIN POWERS OF THE LENDER

9.1	Subsequent Security

If the Lender receives or has notice (actual or constructive) of any subsequent Security affecting the Securities or any part of it or if the continuing nature of this Deed is determined for any reason, the Lender may open a new account for the Chargor.  If it does not do so then, unless the Lender gives express written notice to the contrary to the Chargor for the purposes of this Deed, the Lender shall nevertheless be treated as if it had opened a new account at the time when it received or had such notice and as from that time all payments made by or on behalf of the Chargor to the Lender  shall be credited or be treated as having been credited to the new account and shall not operate to reduce the amount due from the Chargor to the Lender  at the time when it received such notice.

9.2	Settlement of accounts

Any sale or other disposition by the Lender or by a Receiver may be made either subject to or discharged from any prior charge or upon such terms as to indemnity as the Lender or such Receiver may think fit.  The Lender or the Receiver may settle and pay the accounts of any person in whom any prior charge may from time to time be vested and any accounts so settled and paid shall as between the Lender, the Receiver and the Chargor be deemed to be properly settled and paid and shall be binding on the Chargor accordingly.  The money so expended by the Lender or the Receiver shall be repayable by the Chargor to the Lender or the Receiver on demand, shall constitute part of the Secured Obligations and shall bear interest at the rate notified by the Lender to the Chargor from the date of payment by the Lender or the Receiver.

9.3	Suspense accounts

The Lender (or any Receiver) may pay the proceeds of any recoveries effected by it or him into an interest-bearing suspense account and retain it for so long as it (or he) may determine.  The Lender may (subject to the payment of any claims having priority to this security) withdraw amounts standing to the credit of such suspense account for application as follows:

(a)	paying all costs, charges and expenses incurred and payments made by the Lender (or the Receiver) in the course of such enforcement;

(b)	paying remuneration to the Receiver as and when the same becomes due and payable; and

(c)	paying amounts due and payable in respect of the Secured Obligations.

9.4	Financial Collateral

To the extent that the Securities constitute "financial collateral" and this Deed and the obligations of the Chargor hereunder constitute a "security financial collateral arrangement" (in each case for the purpose of, and as defined in, the Financial Collateral Arrangements (No.2) Regulations 2003 (SI 2003 No. 3226)), the Lender shall have the right, to appropriate all or any part of such financial collateral in or towards satisfaction of the Secured Obligations.  For this purpose, the value of such financial collateral so appropriated shall be such amount as the Lender so determines having taken into account advice obtained by it from an independent investment or accountancy firm of national standing selected by it.

10	APPOINTMENT AND POWERS OF RECEIVER

10.1	Appointment

At any time on or after an Event of Default that is continuing, or, at the Lender's discretion, if requested by the Chargor, the Lender may by instrument in writing executed as a deed or under the hand of any director or other duly authorised officer appoint a Receiver of the Securities or any part thereof.  Where more than one Receiver is appointed, each joint Receiver shall have power to act severally, independently of any other joint Receivers, except to the extent that the Lender may specify to the contrary in the appointment.  The Lender may (subject, where relevant, to section 45 Insolvency Act 1986) remove any Receiver so appointed and appoint another in his place.

10.2	Receiver as agent

A Receiver shall be the agent of the Chargor and the Chargor shall be solely responsible for his acts or defaults and for his remuneration.

10.3	Powers of Receiver

A Receiver shall have all the powers conferred from time to time on receivers and administrative receivers by statute and power on behalf, and at the expense, of the Chargor (notwithstanding liquidation of the Chargor) to do or omit to do anything which the Chargor could do or omit to do in relation to the Securities or any part thereof.  In particular (but without limitation), a Receiver shall have power to do all or any of the following acts and things:

(a)	Take possession

Take possession of, collect and get in all or any of the Securities in such manner as he may think fit, and in particular to take any steps necessary to vest all or any of the Securities in the name of the Lender (including completing any transfers of any Charged Securities) and to receive and retain any dividends, interest, principal or other payments of money;

(b)	Dispose of assets

Without the restrictions imposed by section 103 Law of Property Act 1925 or the need to observe any of the provisions of sections 99 and 100 of such Act, sell, exchange, convert into money or otherwise dispose of or realise the Securities (whether by pubic offer or private contract) to any person, including a company formed or acquired for the purpose, and for such consideration (whether comprising cash, debentures or other obligations, Charged Securities, or other valuable consideration of any kind) and on such terms (whether payable or deliverable in a lump sum or by instalments) as it may think  fit, and for this purpose to complete any transfer of the Securities;

(c)	Voting Rights

To exercise all voting and other rights attaching to the Securities and to pay all calls and other payments which may become due in respect of any Securities;

(d)	Compromises and contracts

Make any arrangement or compromise or enter into or cancel any contracts which he shall think expedient;

(e)	Legal proceedings

Institute, continue, enforce, defend, settle or discontinue any actions, suits or proceedings in relation to the Securities or any part thereof or submit to arbitration as he may think fit;

(f)	Execute documents

Sign any document, execute any deed and do all such other acts and things as may be considered by him to be incidental or conducive to any of the matters or powers aforesaid or to the realisation of the security created by or pursuant to this Deed and to use the name of the Chargor for all the purposes aforesaid;

(g)	Approvals

Apply for and obtain any approval, permission, consent and license, enter into and perform contracts and arrangements, purchase materials and incur any type of obligation;

(h)	Insolvency Act powers

Do all the acts and things described in schedule 1 to the Insolvency Act 1986 as if the words "he" and "him" referred to the Receiver and "Chargor" referred to the Chargor;

(i)	Notices

To take all such steps and give all such notices and instructions in relation to the Securities as the Receiver considers appropriate for any of the above purposes;

(j)	Other powers

Do all such acts and things as may from time to time be considered by the Receiver to be incidental or conducive to any of the matters or powers aforesaid or otherwise incidental or conducive to the realisation of the Lender 's security or the exercise of his functions as receiver; and

(k)	Lender powers

Do anything the Lender has power to do under this Deed.

10.4	Remuneration

The Lender may from time to time determine the remuneration of any Receiver and in default of such determination, a Receiver shall be entitled to remuneration appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted by the Receiver in accordance with the current practice of his firm.  The maximum rate set out in section 109(6) Law of Property Act 1925 shall not apply and that section shall be varied accordingly.

10.5	No liability

Neither the Lender nor any Receiver shall be liable for any involuntary losses that may occur in exercise of the rights, liberties and powers contained in this Deed or be liable to account as mortgagee in possession save in respect of fraud, negligence and/or wilful deceit.

11	APPLICATION OF PROCEEDS AND PROTECTION OF PURCHASERS

11.1	Application of proceeds

All monies received by the Lender or by any Receiver shall be applied, allocated or appropriated (unless otherwise determined by the Lender or such Receiver) in the following order of priority:

(a)	in the payment of all costs, charges and expenses of and incidental to the Receiver's appointment and the payment of his remuneration;

(b)	in the payment and discharge of any liabilities incurred by the Receiver on the Chargor's behalf in the exercise of any of the powers of the Receiver;

(c)	in providing for the matters (other than the remuneration of the Receiver) specified in the first three paragraphs of section 109(8) of the Law of Property Act 1925;

(d)	in or towards payment of any debts or claims which are by statute payable in preference to the Secured Obligations but only to the extent that those debts or claims have that preference;

(e)	in or towards satisfaction of the Secured Obligations; and

(f)	any surplus shall be paid to the Chargor or any other person who may be entitled to it.

11.2	Protection of purchasers

(a)	Any person (including, without limitation, any purchaser, mortgagor or mortgagee) (in this clause a "purchaser") dealing with the Lender may assume without inquiry that:

(i)	some part of the Secured Obligations has become due;

(ii)	a demand for such Secured Obligations has been duly made; and

(iii)	such Secured Obligations have become due within the meaning of section 101 of the Law of Property Act 1925.

(b)
No purchaser dealing with the Receiver or the Lender is to be concerned to enquire whether any power exercised or purported to be exercised by the Receiver or the Lender has become exercisable, or as to the propriety or regularity of any sale by, or other dealing with, the Receiver or the Lender.  Any such sale or dealing is deemed to be within the powers conferred by this Deed and to be valid and effective accordingly.  All the protection to purchasers contained in section 104 and section 107 of the Law of Property Act 1925 and section 42(3) of the Insolvency Act 1986 apply to any purchaser.

12	INDEMNITIES; COSTS AND EXPENSES

12.1	Enforcement costs

The Chargor hereby undertakes with the Lender to pay on demand all costs, charges and expenses incurred by the Lender, or by any Receiver in or about the enforcement, preservation or attempted preservation of any of the security created by or pursuant to this Deed or any of the Securities on a full indemnity basis, together with interest at the rate notified by the Lender to the Chargor from the date on which such costs, charges or expenses are so incurred until the date of payment by the Chargor (both before and after judgment).

12.2	No liability as mortgagee in possession

Neither the Lender, nor any Receiver shall be liable to account as mortgagee or heritable creditor in possession in respect of all or any of the Securities or be liable for any loss upon realisation or for any neglect or default of any nature whatsoever for which a mortgagee or heritable creditor in possession may be liable as such.

12.3	Indemnity from Securities

The Lender, and any Receiver, attorney, agent or other person appointed by the Lender under this Deed and the Lender's officers and employees (each an "Indemnified Party") shall be entitled to be indemnified out of the Securities in respect of all costs, losses, actions, claims, expenses, demands or liabilities whether in contract, tort, delict or otherwise and whether arising at common law, in equity or by statute which may be incurred by or made against any of them (or by or against any manager, agent, officer or employee for whose liability, act or omission any of them may be answerable) at any time relating to or arising directly or indirectly out of or as a consequence of:

(a)	anything done or omitted in the exercise or purported exercise of the powers contained in this Deed; or

(b)	any breach by the Chargor of any of its obligations under this Deed;

and the Chargor shall indemnify the Lender and any Receiver(s) against any such matters.

12.4	Value Added Tax

If any payment made by or on behalf of the Lender hereunder includes an amount in respect of value added tax or any payment due to the Lender hereunder shall be reimbursement of any expenditure by or on behalf of the Lender which includes an amount in respect of value added tax, then such amount shall be payable by the Chargor to the Lender on demand with interest from the date of such demand computed and payable as notified by the Lender to the Chargor and pending payment, shall be secured by this Deed.

12.5	Challenge of Deed

The Chargor shall pay to the Lender (on a full and unqualified indemnity basis) all costs incurred or suffered by the Lender and any Receiver appointed by the Lender shall be entitled to recover as a receivership expense all costs incurred or suffered by him in connection with any application under Part III of the Insolvency Act 1986 and in defending proceedings brought by any third party impugning the Lender's title to this security or the enforcement or exercise of the rights or remedies of the Lender or of any Receiver and all such costs shall bear interest from the date such costs were incurred, suffered, computed or payable as notified by the Lender to the Chargor and pending payment shall be secured hereby.

13	POWER OF ATTORNEY

13.1	Power of attorney

The Chargor, by way of security, hereby irrevocably appoints each of the Lender and any Receiver severally (and each Receiver severally if there is more than one) to be its attorney in its name and on its behalf:

(a)
to execute and complete any documents or instruments which the Lender or such Receiver may require for perfecting the title of the Lender to the Securities or for vesting the same in the Lender, its nominees or any purchaser;

(b)	to sign, execute, seal and deliver and otherwise perfect any further security document referred to in clause 6 (Further Assurance); and

(c)
otherwise generally to sign, seal, execute and deliver all deeds, assurances, agreements and documents and to do all acts and things which may be required for the full exercise of all or any of the powers conferred on the Lender or a Receiver under this Deed or which may be deemed expedient by the Lender or a Receiver in connection with any disposition, realisation or getting in by the Lender or such Receiver of the Securities or any part thereof or in connection with any other exercise of any power under this Deed.

13.2	Ratification

The Chargor ratifies and confirms and agrees to ratify and confirm all acts and things which any attorney as is mentioned in clause 13.1 (Power of attorney) shall lawfully do or purport to do in the exercise or purported exercise of his powers under such clause.

14	CONTINUING SECURITY AND OTHER MATTERS

14.1	Continuing security

This Deed and the obligations of the Chargor under this Deed shall:

(a)	secure the ultimate balance from time to time owing to the Lender by the Chargor and shall be a continuing security notwithstanding any settlement of account or other matter whatsoever;

(b)	be in addition to, and not prejudice or affect, any present or future Collateral Instrument, Security, right or remedy held by or available to the Lender;

(c)
not merge with or be in any way prejudiced or affected by the existence of any such Collateral Instruments, Security, rights or remedies or by the same being or becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by the Lender dealing with, exchanging, releasing, varying or failing to perfect or enforce any of the same or giving time for payment or indulgence or compounding with any other person liable;

(d)	not be discharged or affected by the incapacity or any change in the name of the Chargor or any other person liable;

(e)
not be discharged or affected by the Security Trustee granting any time, indulgence or concession to, or compounding with, discharging, releasing or varying the liability of the Chargor or any other person liable or renewing, determining, varying or increasing any accommodation, facility or transaction or otherwise dealing with the same in any manner whatsoever or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from the Chargor or any other person liable;

(f)
not be discharged or affected by any act or omission which would not have discharged or affected the liability of any or all of the Chargor had it been a principal debtor instead of a surety or by anything done or omitted which but for this provision might operate to exonerate the Chargor;

(g)
not be discharged or affected by any failure of, or defect in, any agreement given by or on behalf of the Chargor in respect of any Secured Obligations nor by any legal limitation in any matter in respect of any Secured Obligations or by any other fact or circumstances (whether known or not to the Chargor or the Lender) as a result of which any Secured Obligations may be rendered illegal, void or unenforceable by the Lender; and

(h)
remain binding on the Chargor notwithstanding any amalgamation, reconstruction, reorganisation, merger, sale or transfer by or involving the Lender or assets of the Lender and for this purpose this Deed and all rights conferred on the Lender under it may be assigned or transferred by the Lender accordingly.

14.2	Collateral Instruments

The Lender shall not be obliged to resort to any Collateral Instrument or other means of payment now or hereafter held by or available to it before enforcing this Deed and no action taken or omitted by the Lender in connection with any such Collateral Instrument or other means of payment shall discharge, reduce, prejudice or affect the liability of the Chargor nor shall the Lender be obliged to account for any money or other property received or recovered in consequence of any enforcement or realisation of any such Collateral Instrument or other means of payment.

15	RELEASE

15.1	Release

(a)
If the Lender is satisfied that all the Secured Obligations have been unconditionally and irrevocably paid or discharged in full and the Lender has no further liability or obligation under any Finance Document, the Lender will, at the request and cost of the Chargor, discharge this Deed.

(b)
Any release, discharge or settlement between the Chargor and the Lender shall be conditional upon no security, disposition or payment to the Lender by the Chargor or any other person being void, set aside or ordered to be refunded pursuant to any enactment or law relating to liquidation, administration or insolvency or for any other reason whatsoever and if such condition shall not be fulfilled, the Lender shall be entitled to enforce this Deed subsequently as if such release, discharge or settlement had not occurred and any such payment had not been made.

16	LIABILITY OF THE CHARGOR

16.1	Limited Recourse

Notwithstanding any other provision to the contrary in this Deed, the amount recoverable from the Chargor under and/or pursuant to this Deed (other than in the case of willful default and/or fraud of the Chargor) shall be limited to an amount equivalent to that realised from the Securities plus interest and costs payable under this Deed.

16.2	Charge not to be affected

The liability of the Chargor under this Deed in respect of any of the Secured Obligations will not be affected by any act, omission, matter or thing which, but for this clause, would reduce, release or prejudice any of its obligations under this Deed (without limitation and whether or not known to it or the Lender) including:

(a)	any time, waiver or consent granted to, or composition with, the Chargor, or other person;

(b)	the release of the Chargor, or any other person under the terms of any composition or arrangement with any creditor of any member of the Chargor;

(c)
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, the Chargor, or other person or any non-presentation or non observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of the Chargor, or any other person;

(e)	any amendment (however fundamental) or replacement of a Finance Document or any other document or security;

(f)	any assignment, transfer or novation by the Lender of its rights and/or obligations under the Finance Documents;

(g)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security;

(h)	any insolvency or similar proceedings; or

(i)	any other act or omission which but for this provision might have discharged or otherwise prejudiced or affected the liability of the Chargor.

16.3	Immediate Recourse

The Chargor waives any right it may have of requiring the Lender to:

(a)	enforce any security or other right; or

(b)	claim any payment from or otherwise proceed against any other person before enforcing this Deed against the Chargor.

17	SET-OFF

17.1	Set-off

The Chargor hereby agrees that the Lender may (but shall not be obliged to) at any time and from time to time without notice:

(a)
set off any amounts owed by the Lender to it in or towards satisfaction of the Secured Obligations (which shall be in addition to and without prejudice to such rights of set-off, combination, lien and other rights whatsoever conferred on the Lender by law or under this Deed); and

(b)
transfer any sum or sums standing to the credit of any accounts of the Chargor with the Lender of whatever nature and in whatever currency denominated, in or towards satisfaction of any sums due and payable from the Chargor to the Lender under this Deed or in or towards satisfaction of the Secured Obligations.

17.2	Additional rights

If the liability in respect of which the Lender is exercising its rights of set-off is contingent, or not yet payable, it shall automatically be accelerated, and shall accordingly be due and payable, before and at the time of such set-off.  If the sums standing to the credit of any account of the Chargor with the Lender at any of their branches against which set-off is to be made are not due or matured or otherwise payable, they shall notwithstanding anything to the contrary contained in this Deed be deemed already to be so for the purposes of the set-off contemplated in clause 17.1 (Set-off) provided that the Lender shall not be obliged to exercise any right given to it by this clause 17 (Set-off).

17.3	Waiver

The Chargor hereby waives any right of set-off it may have from time to time in respect of the Secured Obligations.

18	MISCELLANEOUS

18.1	Remedies cumulative

No failure or delay on the part of the Lender to exercise any power, right or remedy shall operate as a waiver thereof nor shall any single or any partial exercise or waiver of any power, right or remedy preclude its further exercise or the exercise of any other power, right or remedy.   Any waiver, consent, receipt, settlement or release given by the Lender in relation to this Deed should only be effective if given in writing and then only for the purpose for and upon the terms on which it is given.

18.2	Successors and assigns

Any appointment or removal of a Receiver under clause 10 (Appointment and powers of Receiver) and any consents under this Deed may be made or given in writing, signed or sealed by any successors or assigns of the Lender and accordingly the Chargor hereby irrevocably appoints each successor and assign of the Lender to be its attorney in the terms and for the purposes set out in clause 13 (Power of attorney).

18.3	Reorganisation of the Lender

This Deed shall remain binding on the Chargor notwithstanding any change in the constitution of the Lender or its absorption in or amalgamation with or the acquisition of all or part of its undertaking by any other person or any reconstruction or reorganisation of any kind.  The security granted by this Deed shall remain valid and effective in all respects in favour of any assignee, transferee or other successor in title of the Lender in the same manner as if such assignee, transferee or other successor in title had been named in this Deed as a party instead of or in addition to the Lender.

18.4	Unfettered discretion

Any liability or power which may be exercised or any determination which may be made under this Deed by the Lender may be exercised or made in its absolute and unfettered discretion and it shall not be obliged to give reasons therefore.

18.5	Provisions severable

(a)
Each of the provisions of this Deed is severable and distinct from the others and if at any time one or more of such provisions is or becomes invalid, illegal or unenforceable the validity, legality and enforceability of the remaining provisions of this Deed shall not in any way be affected or impaired thereby.

(b)
If any invalid or unenforceable clause (or part of a clause) would not be invalid or unenforceable if its drafting or effect were modified in any way, the Chargor agrees that the Lender can require such clause to be modified so as to be valid and enforceable.

18.6	Preservation of rights

The Lender may, in its absolute discretion, grant time or other indulgence or make any other arrangement, variation or release with any person not a party hereto or affecting or concerning any such person in respect of the Secured Obligations or in respect of any Security or any guarantee for the Secured Obligations, without in any such case prejudicing, affecting or impairing the security hereby constituted, or any of the rights, powers or remedies of the Lender or the exercise of the same, or the Secured Obligations or other liability of the Chargor to the Lender.

18.7	Set-aside Payments

If the Lender reasonably considers that any amount paid by the Chargor to the Lender is capable of being avoided or set aside on the liquidation, receivership or administration of the Chargor or otherwise, then for the purpose of this Deed, such amount shall not be considered to have been paid.

18.8	Redeeming prior security

If any person takes (or threatens to take) any steps to enforce any security which ranks before or equal to any part of this security in relation to any of the Securities, the Lender or any Receiver in respect of such Securities may at any time redeem any part of that security or procure its transfer to the Lender or such Receiver.   The money so expended by the Lender or any Receiver and all costs of and incidental to the transaction incurred by the Lender or any Receiver shall be secured by this Deed and shall bear interest as notified by the Lender to the Chargor.

18.9	Settlement of accounts

The Lender and any Receiver may settle and pass the accounts of any person entitled to any security which ranks before or equal to any part of this security in relation to any part of the Securities.  Any accounts so settled and passed shall be conclusive and binding on the Chargor.

18.10	Trust period

All trusts declared in this Deed shall, pursuant to section 5 of the Perpetuities & Accumulations Act 2009, be for a period of 125 years.

19	NOTICES

19.1	Method

Each notice or other communication to be given under or in connection with this Deed shall be given in writing in English and, unless otherwise provided, shall be made by hand, fax or letter.  For the avoidance of doubt, notice shall not be validly given by e-mail.

19.2	Delivery

Any notice or other communication to be given by one party to another under this Deed shall (unless one party has by no less than 5 Business Days' notice to the other party specified another address and/or fax number) be given to that other party at the addresses and/or fax number set out below:

(a)	Lender:

Address:

	Attention:	Paul Hogan

Fax No:

	Chargor:	Femcare (Holdings) Limited

	Address:	Stuart Court, Spursholt Place, Salisbury Road

Romsey, Hampshire SO51 6DJ

	Attention:	John Willis

Fax No:

19.3	Deemed receipt

(a)	Any notice or other communication given by the Lender shall be deemed to have been received:

(i)	in the case of a notice given by hand, at the time of day of actual delivery;

(ii)	if sent by fax, with a confirmed receipt of transmission from the receiving machine, on the day on which transmitted; and

(iii)	if posted, by 10.00 am on the second Business Day following the day on which it was despatched by first class mail postage prepaid provided that a notice given in accordance with the above but received on a day which is not a Business Day or after normal business hours in the place of receipt shall be deemed to have been received on the next Business Day.

(b)	Any notice or other communication given to the Lender shall be deemed to have been given only on actual receipt.

19.4	Notices conclusive

Any such notice or demand or any certificate as to the amount at any time secured by this Deed shall, save for manifest error be conclusive and binding upon the Chargor if signed by an officer of the Lender.

20	TRANSFERS BY THE LENDER OR THE CHARGOR

20.1	Restriction on the Chargor

The Chargor shall not assign or otherwise transfer any of its rights or obligations under this Deed or enter into any transaction or arrangement which will result in any of those rights or obligations passing to or being held in trust for or for the benefit of any other person.

20.2	The Lender

(a)
The Lender may at any time sell, assign, novate, securitise or otherwise transfer all or any part of its rights or obligations under this Deed (a "Transfer") to any person at any time (a "Transferee"). The Lender may, and the Chargor consents to, the disclosure by the Lender of any information and documentation concerning the Chargor to any prospective Transferee.

(b)
If there is a Transfer by the Lender the Chargor will be bound to the Transferee and the rights and obligations of the Chargor under this Deed will remain the same.  The Transferee will have the same powers, rights, benefits and obligations of the Lender to the extent that they are sold, assigned, novated or otherwise transferred to the Transferee and the outgoing Lender will be released from its obligations to the Chargor to the extent that those obligations are assumed by the Transferee. The Chargor will enter into all documents necessary to give effect to any such Transfer.

21	COUNTERPARTS

This Deed may be signed in any number of counterparts and this has the same effect as if the signatures on counterparts were on a single copy of this Deed.  Each counterpart, when executed and delivered, shall constitute an original of this Deed, but all the executed and delivered counterparts shall together constitute a single instrument.

22	THIRD PARTIES

For the purposes of section 1(2) of the Contracts (Rights of Third Parties) Act 1999 the parties state that they do not intend any term of this Deed to be enforced by any third parties but any third party right which exists or is available independently of that Act is largely preserved.

23	LAW

23.1	English law

This Deed and any non contractual obligations arising out of or in connection with this Deed shall be governed by and shall be construed in accordance with English law.

EXECUTED AS A DEED by the parties on the date noted at the head of this Deed.

Schedule 1

Part A

Form of written resolution to amend articles of association

Company No. [●]

THE COMPANIES ACT 2006

PRIVATE COMPANY LIMITED BY SHARES

WRITTEN RESOLUTION

of

[●] LIMITED

(the "Company")

Circulation Date [of first copy] [●] 20[●]

Pursuant to Chapter 2 of Part 13 of the Companies Act 2006, the directors of the Company propose the following Written Resolution as a Special Resolution:

SPECIAL RESOLUTION

THAT the articles of association of the Company be altered by the insertion of the following wording at the end of article [●]:

"Notwithstanding anything contained in these articles (whether by way of or in relation to pre-emption rights, restrictions on, or conditions applicable to, share transfers, or otherwise, including, for the avoidance of doubt, any lien referred to in the articles), the directors shall not decline to register any transfer of shares nor suspend registration thereof:

24
where such transfer is in favour of a bank or other financial institution or any nominee of a bank or other financial institution and the transfer is as contemplated by, or pursuant to, any mortgage or charge of shares or any call or other share option granted in favour of such bank or financial institution; or

25	where such transfer is by or on behalf of a bank or financial institution or any nominee of a bank or financial institution in favour of any third party upon disposal or realisation of shares following the bank having become entitled to exercise or enforce its rights under any such mortgage, charge and/or call or other option and a certificate by any officer of the bank or financial institution that the relevant transfer is within paragraph (a) and (b) above shall be conclusive evidence of that fact."

Please read the Notes overleaf before signifying your agreement to the Written Resolution.

Pursuant to Chapter 2 of Part 13 of the Companies Act 2006, [I/we], the undersigned, being [the sole] [an] eligible member([s]) of the Company who would have been entitled to vote on the resolution set out above on the Circulation Date stated above hereby irrevocably agree to the resolution, as a Special Resolution.

…………………………………….

………………………………………

[Name]                                                                Date of Signature
[duly authorised for and
on behalf of]
[●]

Notes

1
If you agree to the proposed Written Resolution please sign and date this document overleaf on the dotted line where indicated and return it to the Company using one of the following methods, in each case by no later than 5pm the date 28 days after the Circulation Date stated overleaf:

1.1	by hand or by post to [the Company's registered office at [●]]

1.2	[by electronic mail addressed to [●]]

2	If you do not agree to the Written Resolution you do not need to do anything. You will not be deemed to agree if you fail to reply.

3
The Written Resolution will lapse if the agreement of the required majority of eligible members is not received by the Company by 5pm on the date 28 days after the Circulation Date stated overleaf. If the Company does not receive this signed document from you by this date and time it will not be counted in determining whether the Written Resolution is passed.

4
The Written Resolution is passed on the date and time that the Company receives the agreement of the required majority of eligible members.  The required majority for a Special Resolution is eligible members representing not less than 75% of the total voting rights of eligible members.

5	You may not revoke your agreement to the Written Resolution once you have signed and returned this document to the Company.

6	If you are signing this document on behalf of a person under a power of attorney or other authority please send a copy of the relevant power of attorney or authority when returning this document.

Part B

Filing print of written resolutions to file at Companies House

Company No. [●]

THE COMPANIES ACTS 2006

PRIVATE COMPANY LIMITED BY SHARES

WRITTEN RESOLUTION

of

[●] LIMITED

(the "Company")

PASSED ON : [●] 20[●]

Pursuant to Chapter 2 of Part 13 of the Companies Act 2006, the following resolution [was/were] passed by written resolution as a Special Resolution:

SPECIAL RESOLUTION

THAT the articles of association of the Company be altered by the insertion of the following wording at the end of article [●]:

"Notwithstanding anything contained in these articles (whether by way of or in relation to pre-emption rights, restrictions on, or conditions applicable to, share transfers, or otherwise, including, for the avoidance of doubt, any lien referred to in the articles), the directors shall not decline to register any transfer of shares nor suspend registration thereof:

1
where such transfer is in favour of a bank or other financial institution or any nominee of a bank or other financial institution and the transfer is as contemplated by, or pursuant to, any mortgage or charge of shares or any call or other share option granted in favour of [●] bank or other financial institution; or

2
where such transfer is by or on behalf of a bank or financial institution or any nominee of a bank or financial institution in favour of any third party upon disposal or realisation of shares following the bank having become entitled to exercise or enforce its rights under any such mortgage, charge and/or call or other option and a certificate by any officer of the bank or financial institution that the relevant transfer is within paragraph (a) and (b) above shall be conclusive evidence of that fact."

………………………………………

Director

CHARGOR

EXECUTED as a DEED	)
By FEMCARE (HOLDINGS) LIMITED	)
)
acting by:-	) /s/ Paul O. Richins

Director

in the presence of a witness:	) /s/ Kevin L. Cornwell

Name of witness:	Kevin L. Cornwell

Address:

Occupation:

LENDER
EXECUTED as a DEED	)
By JPMORGAN CHASE BANK, N.A.	)
)
acting by:-	) /s/ Lynn Goodale

Authorised Signatory